Medical Specialists Fund

Annual Report

1999

Discovery follows discovery, each rising and answering questions, each ending a long search, and each providing the new instruments for a new search.

                                                           J. ROBERT OPPENHEIMER
                                           "PROSPECTUS IN THE ARTS AND SCIENCES"
                                                       FIFTY GREAT ESSAYS (1964)

PERFORMANCE SUMMARY

------------------------------- ------------------ ------------------- ------------------ --------------------
                                                                          AAR2 since       Cumulative since
                                      Q4'99             FYE'991            Inception           Inception
------------------------------- ------------------ ------------------- ------------------ --------------------
MSF                                  21.56%              52.13%             20.57%              47.01%

Market Indices
DJIA                                 11.60%              27.18%             21.36%              49.09%
S&P 500                              14.88%              21.04%             24.01%              55.88%
NASDAQ                               22.01%              85.87%             57.84%              156.40%

Healthcare Indices
Russell 10003                         3.53%              -9.49%             13.62%              30.09%
Russell 20004                        34.39%              25.54%             13.48%              29.75%
Russell 30005                         4.93%              -7.96%             12.41%              27.25%

1 Fiscal Year Ending 12/31/99.
2 Average Annual Returns. MSF inception date is 12/10/97.
3 The Russell 1000 Index is comprised of 69 healthcare stocks in the Russell 1000 (large-cap) Index.
4 The Russell 2000 Index is comprised of 186 healthcare stocks in the Russell 2000 (small-cap) Index.
5 The Russell 3000 Index is comprised of 255 healthcare stocks in the Russell 3000 (large & small cap) Index.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund concentrates its investments in the medical industry. The Fund is subject to a greater risk because of its concentration of investments in a single industry and within certain segments of the industry. In addition, the Fund may, from time to time, invest a substantial portion of its assets in the securities of smaller-capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the medical industry, such as the risk that the products and services of companies in those industries are subject to rapid obsolescence caused by scientific development and technological advances. Please read the prospectus carefully before investing. To obtain a prospectus, call us at 888.884.8482.

PERFORMANCE & PORTFOLIO DISCUSSION

Healthcare stocks continued to lag the broad market indices during Q4. The Russell 3000 Healthcare index, the broadest measure for healthcare stock, grew 4.93% in Q4, but still ended down 7.96% for the year. In contrast, the three broad market indices (the Dow Jones Industrial Average, the S&P 500, and the NASDAQ Composite) all outperformed the Russell 3000 Healthcare index by wide margins.

Within the healthcare sector, small cap stocks did much better than their large cap cousins. For 1999, the Russell 2000 Healthcare index (small caps) delivered a solid 25.54% return versus a loss of 9.49% for the Russell 1000 Healthcare Index (large caps).

I am pleased to report that the Medical Specialists Fund (MSF) returned 21.56% in Q4, for a total return of 52.13% in calendar year 1999. We believe that these results show that a focus on strong company fundamentals can deliver good investment returns even when market sentiment is negative.

RELATIVE PERFORMANCE:  MSF VS. MARKET INDICES.

     VALUE OF $10,000                 12/10/97   1/1/98     2/1/98    3/1/98    4/1/98
-----------------------------------------------------------------------------------------
DJIA
Monthly Return                        -1.6360%   0.0104%   8.3648%    3.1055%   3.0409%
Balance                     $10,000    $9,836    $9,837    $10,660    $10,991   $11,326
-----------------------------------------------------------------------------------------
NASDAQ
Monthly Return                        -3.0550%   3.1210%   9.3339%    3.6809%   1.8156%
Balance                     $10,000    $9,695    $9,997    $10,930    $11,333   $11,538
-----------------------------------------------------------------------------------------
S&P 500
Monthly Return                        -0.4475%   1.1059%   7.2126%    5.1209%   1.0061%
Balance                     $10,000    $9,955    $10,065   $10,791    $11,344   $11,458
-----------------------------------------------------------------------------------------
MSF
Monthly Return                         1.2000%  -0.5900%   5.1700%    0.5700%  -11.0900%
Balance                     $10,000    $10,120   $10,060   $10,580    $10,641   $9,461
-----------------------------------------------------------------------------------------

  5/1/98    6/1/98    7/1/98    8/1/98     9/1/98    10/1/98   11/1/98     12/1/98     1/1/99       2/1/99      3/1/99
--------------------------------------------------------------------------------------------------------------------------
 -1.5690%   0.7096%  -0.7208%  -14.9083%  4.1864%    9.6132%   6.3761%     0.8446%     1.9666%     -0.3145%     5.2985%
  $11,148   $11,227   $11,146   $9,484     $9,881    $10,831   $11,522     $11,619     $11,848     $11,811      $12,436
--------------------------------------------------------------------------------------------------------------------------

 -4.7636%   6.5538%  -1.1525%  -19.9028%  13.0280%   4.6062%   10.0895%   12.5192%    14.2933%     -8.6686%     7.6233%
  $10,989   $11,709   $11,574   $9,270    $10,478    $10,961   $12,067     $13,577     $15,518     $14,173      $15,253
--------------------------------------------------------------------------------------------------------------------------

 -1.7190%   4.0617%  -1.0648%  -14.4579%  6.4064%    8.1342%   6.0608%     5.7626%     4.1817%     -3.1078%     4.0009%
  $11,261   $11,718   $11,594   $9,918    $10,553    $11,411   $12,103     $12,800     $13,336     $12,921      $13,438
--------------------------------------------------------------------------------------------------------------------------

 -10.8900%  1.3000%   0.9400%  -23.0900%  10.4100%   0.1366%   12.4147%   17.2700%    13.6646%     -5.2823%     3.0769%
  $8,430    $8,540    $8,620    $6,630     $7,320    $7,330     $8,240     $9,663      $10,983     $10,403      $10,723
--------------------------------------------------------------------------------------------------------------------------

 4/1/99      5/1/99      6/1/99      7/1/99      8/1/99      9/1/99     10/1/99     11/1/99    12/1/99
---------------------------------------------------------------------------------------------------------
10.2880%    -1.9020%     4.0162%    -2.8244%     1.8721%    -4.4246%    3.8500%     1.5700%    5.8100%
 $13,716     $13,455     $13,995     $13,600     $13,855     $13,242    $13,751     $13,967    $14,779
---------------------------------------------------------------------------------------------------------

 3.3294%    -2.8177%     8.7621%    -1.7528%     3.8463%     0.2729%    8.0300%    12.4900%    22.0100%
 $15,761     $15,317     $16,659     $16,367     $16,996     $17,043    $18,411     $20,711    $25,269
---------------------------------------------------------------------------------------------------------

 3.8727%    -2.3614%     5.5460%    -3.1225%    -0.4978%    -2.7416%    6.3300%     2.0300%    5.8900%
 $13,959     $13,629     $14,385     $13,936     $13,866     $13,486    $14,340     $14,631    $15,493
---------------------------------------------------------------------------------------------------------

 2.3321%     9.7539%    -0.3322%     5.5833%     1.1050%    -5.6206%    -0.9100%    7.8700%    13.7200%
 $10,973     $12,044     $12,004     $12,674     $12,814     $12,094    $11,984     $12,927    $14,695
---------------------------------------------------------------------------------------------------------



       VALUE OF $10,000                       12/10/97      12/1/98       1/1/99        2/1/99         3/1/99
    INCLUDES distributions        12/9/97     12/31/97     12/31/98       1/31/99       2/28/99       3/31/99
-----------------------------------------------------------------------------------------------------------------
RUSSELL 2000 HEALTHCARE
Monthly Return                                 0.1100%      3.2400%       0.0886%      -10.5503%      -0.6367%
Balance                           $10,000      $10,011      $10,335       $10,345       $9,253         $9,194
-----------------------------------------------------------------------------------------------------------------

    4/1/99        5/1/99        6/1/99        7/1/99        8/1/99         9/1/99       10/1/99       11/1/99      12/1/99
    4/30/99       5/31/99       6/30/99       7/31/99       8/1/99        9/30/99       10/31/99     11/30/99      12/31/99
------------------------------------------------------------------------------------------------------------------------------
    0.4591%       3.7297%       4.4876%       2.2598%      -3.4607%       -2.3064%      -4.3007%     12.8664%      24.4226%
    $9,236        $9,581        $10,011       $10,237       $9,883         $9,655        $9,240       $10,428      $12,975
------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results.

PERFORMANCE & PORTFOLIO DISCUSSION

Fund Holdings by Sector*
Drugs/Medical Supplies              17.4%
Health Services                     5.8%
Cash                                7.9%
Biotechnology                       44.8%
Cardiac Medical Devices             24.1%

*Based on a percentage of net assets as of December 31, 1999 (cash number net of payables and receivables)

As we enter the year 2000, the fund is 44.8% invested in Biotechnology. This is an unusually high weighting for this sector, but I think justified by the impending completion of the Human Genome Project. Until now, since our knowledge of the underlying causes of many diseases is limited, scientists tested millions of chemical compounds looking for the ones that showed some activity. This is like looking for a needle in a haystack. The companies that win this game are the ones that have the resources to test the most compounds.

When the Genome Project is completed, scientists will be able to use the data to guide their research and thereby discover drugs more quickly than has ever been possible in the past. Instead of a search for a needle in the haystack, the drug discovery process will more closely resemble a treasure hunt. In this new game, the companies with the best maps are likely to be the winners.

Companies that attempt to maintain their positions by devoting more resources to finding the needle in the haystack will lose to the companies with the maps. During the fourth quarter, we increased our investments in the companies that have the maps.

PERFORMANCE & PORTFOLIO DISCUSSION

The 24.1% weighting in Cardiac Medical Devices is somewhat lighter than usual. The growth of the cardiac stent market, which drove this sector for the past two years, has slowed. Cardiac stents are now used in almost every angioplasty. Future stent sales should grow at about the same rate as angioplasty procedures overall. This will mean a slower rate of sales growth than we have seen in the past two years.

The next major advance in the Cardiac Medical device segment appears to be the use of radiation to prevent restenosis. Although definitive clinical trial results have not been released, the preliminary data looks good. Important data will be released in March at the American College of Cardiology Conference and in November at the American Heart Association Meeting. If the definitive results are as good as the preliminary data, radiation could power the next wave of growth in this segment.

As always, if you have firsthand experience with a new medical product that is dramatically better than existing products, please let me know by sending an email message to kkam@ingenuitycapital.com.

FUND HOLDINGS BY MARKET CAP

Large Cap         44.6%
Mid Cap           25.6%
Net Cash          7.8%
Small Cap         7.3%
Micro Cap         14.7%

Large Cap > $9B                    Small Cap $300M - $2.1B
Mid Cap $2.2B - $8.9B              Micro Cap < $300M

TRANSITION UPDATE Last September, I formed Ingenuity Capital Management LLC (Ingenuity) to be able to offer MSF shareholders the option to continue with the same portfolio manager after last year's reorganization at Firsthand Capital Management. After consulting with the Trustees of the Firsthand Funds and the Securities and Exchange Commission, it was determined that MSF's shareholders would have to vote yes on two separate proposals in order to effect a tax-free exchange into the newly formed Ingenuity Medical Specialists Fund.

The first proposal was to approve a management contract between the Firsthand Medical Specialists Fund and Ingenuity. It is my pleasure to report that on October 10, 1999, the Fund's shareholders voted overwhelmingly to approve this proposal. More than 98% of the shares voted at the meeting were cast in favor of the proposal.

The second proposal needed to complete the restructuring is to approve the transition from the Firsthand Medical Specialists Fund to the Ingenuity Medical Specialists Fund. Proxy materials explaining this proposal were sent to shareholders of record on January 14, 200O. The shareholder meeting is scheduled for March 5, 200O.

With any luck, this transition will be completed by the time I sit down to write the report for Ql of 2000.

/s/ Kendrick W. Kam
Kendrick W. Kam
Portfolio Manager

[PICTURE OMITTED]

                            Portfolio of Investments

                      Statements of Assets and Liabilities

                             Statement of Operations

                       Statement of Changes in Net Assets

                              Financial Highlights

                          Notes to Financial Statements

               Report of Independent Certified Public Accountants

PORTFOLIO OF INVESTMENTS
December 31,1999

                                           Non-income producing      %              shares                value
COMMON STOCKS
(Cost $12,467,238)                                                   92.1%                           $ 15,251,285
                                                                                                       ----------

BIOTECHNOLOGY                                                        44.8%                             7,424,847
                                                                                                       ---------
Affymetrix, Inc.                                     *                                 5,500            933,281
Amgenm, Inc.                                         *                                 13,200           792,825
Biogen, Inc.                                         *                                 8,000            676,000
Celera Genomics                                      *                                 3,000            447,000
IGEN International, Inc.                             *                                 20,460           608,685
Immunex Corp.                                        *                                 8,000            876,000
Incyte Pharmaceuticals, Inc.                         *                                 3,000            180,000
Medco Rescearch, Inc.                                *                                 5,300            159,331
Medimmune, Inc.                                      *                                 8,000           1,327,000
Millennium Pharmaceuticals, Inc.                     *                                 6,800            829,600
Sepracor, Inc.                                       *                                 6,000            595,125

CARDIAC MEDICAL DEVICES                                              24.1%                             3,988,078
                                                                                                       ---------
Boston Scientific Corp.                              *                                 31,700           693,438
Cambridge Heart Inc.                                 *                                130,000           446,875
Cardima, Inc.                                        *                                150,000           271,875
Endosonics Corp.                                     *                                 50,000           225,000
Guidant Corp.                                        *                                 27,466          1,290,902
Medtronic, Inc.                                                                        14,600           531,988
Novoste Corp.                                        *                                 32,000           528,000

DRUGS/MEDICAL SUPPLIES                                               17.4%                             2,879,298
                                                                                                       ---------
ALZA Corp.                                           *                                 5,500            190,437
C.R. Bard, Inc.                                                                        11,000           583,000
Johnson & Johnson                                                                      7,029            654,576
Merck & Co.                                                                            8,000            536,500
MiniMed, Inc                                         *                                 9,000            659,250
Pathogenisis Corp.                                   *                                 11,920           255,535

HEALTH SERVICES                                                       5.8%                              959,062
                                                                                                        -------
Quadramed Corp.                                      *                                110,000           959,062

CASH EQUIVALENTS                                                                                       2,737,593
                                                                                                       ---------
(Cost $ 2,737,593)                                                   16.5%
Firstar Stellar Treasury Fund                                                        2,737,593         2,737,593

TOTAL INVESTMENT SECURITIES
(Cost $15,204,831)
                                                                      108%                            17,988,878
LIABILITIES IN EXCESS OF OTHER ASSETS
                                                                     (8.6%)                           (1,431,111)
                                                                                                      -----------
NET ASSETS                                                           100.0%                           $16,557,767
                                                                                                       ----------

                 See accompanying notes to financial statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investment securities:
   At acquisition cost                                        $ 15,204,831
    At market value (Note 1)                                  $ 17,988,878
Interest receivable                                                  7,482
Receivable for capital shares sold                                 493,654
TOTAL ASSETS                                                    18,490,014

LIABILIIES
Payable for capital shares redeemed                                  3,657
Payable for securities purchased                                 1,894,975
Accrued expenses and other liabilities                              33,615
TOTAL LIABILITIES                                                1,932,247

NET ASSETS                                                     $16,557,767
Net assets consist of:
  Paid-in-capital                                              $13,796,578
  Accumulated net realized losses from security transactions      (22,858)
Net unrealized appreciation of investments                       2,784,047
Net assets                                                    $ 16,557,767

Shares of beneficial interest outstanding (unlimited number of shares
authorized, no par value)                                       1,168,765
Net asset value, offering price and
redemption price per share (Note 1)                                 $14.17

                 See accompanying notes to financial statements

Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
Interest                                                      $ 61,882
Dividends                                                        3,911
TOTAL INVESTMENT INCOME                                         65,793

EXPENSES
Investment advisory fees ( Note 4)                             100,573
Administrative fees (Note 4)                                    33,956
TOTAL EXPENSES                                                 134,529

NET INVESTMENT LOSS                                           (68,736)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions                   888,866
Net change in unrealized appreciation of investments          2,400,960

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS              3,289,826

NET INCREASE IN NET ASSETS FROM OPERATIONS                    3,221,090

                 see accompanying notes to financial statements

Statement of Changes in Net Assets
For the Years Ended December 31, 1999 and 1998

                                                                  Year Ended       Year Ended
                                                                   12/31/99         12/31/98
FROM OPERATIONS:
Net investment loss                                               $ (68,736)       $ (45,476)
Net realized gains (losses) from security transactions
                                                                   888,866          (466,825)
Net change in unrealized appreciation of investments
                                                                  2,400,960          347,325
                                                                  ---------          -------
Net increase (decrease) in net assets from operations
                                                                  3,221,090         (164,976)

DISTTRIBUTION TO SHAREHOLDERS:
From net investment income                                            --             (1,557)
From realized gains                                               (444,569)            --
Decrease in net assets from distributions to shareholders
                                                                  (444,569)          (1,557)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                         18,496,753        5,205,850
Net asset value of shares issued to shareholders in
reinvestment of distributions                                      433,294             --
Payment for shares redeemed                                      (9,638,719)       (2,911,609)
Net increase in net assets from capital share transactions
                                                                  9,291,328        (2,294,241)

TOTAL INCREASE IN NET ASSETS                                      12,067,849        2,127,708

NET ASSETS:
Beginning of year                                                 4,489,918         2,362,210
                                                                  ---------         ---------
End of year                                                      $ 16,557,767      $4,489,918
                                                                 ------------      ----------

CAPITAL SHARE ACTIVITY:
Shares sold                                                       1,525,063          551,990
Shares issued in reinvestment of distributions to
shareholders                                                        33,715             --
Shares redeemed                                                   (855,017)         (320,299)
                                                                  ---------         ---------
Net increase in shares outstanding                                 703,761           231,691
Shares outstanding, beginning of period                            465,004           233,313
                                                                   -------           -------
Shares outstanding, end or period                                 1,168,765          465,004
                                                                  ---------          -------

                 See accompanying notes to financial statements

Financial Highlights

Selected Per Share Data and Ratios for a Share           Year Ended     Year Ended      Period Ended
Outstanding Throughout Each Period                        12/31/99       12/31/98        12/31/97(A)
NET ASSET VALUE AT BEGINNING OF PERIOD                     $ 9.66         $ 10.12          $ 10.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                               (0.06)         (0.10)            0.01

Net realized gain and unrealized appreciation              5.05          (0.36)           (0.11)

Total from investment operations                            4.99          (0.46)            0.12

LESS DISTRIBUTIONS:

Dividends from net investment income                        ---             ---              ---

Distributions from net realized gains                      (0.48)           ---              ---

Total distributions                                        (0.48)           ---              ---

NET ASSET VALUE AT END OF PERIOD                          $ 14.17         $ 9.66           $ 10.12

TOTAL RETURN                                               52.13%         (4.55%)         1.20% (B)

Net assets at end of period (millions)                     $ 16.6          $ 4.5            $ 2.4

Ratio of expenses to average net assets (Note 4)           1.77%           1.95%          1.81% (C)

Ratio of net investment income (loss) to average net
assets                                                    (0.91%)         (1.33%)         1.75% (C)

Portfolio turnover rate                                     71%            160%              0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31,1997.
(B) Not Annualized
(C) Annualized

                see accompanying notes to financial statements

     NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Medical Specialists Fund (the "Fund") was organized as a
Delaware business trust on November 8, 1993 as a non-diversified series of Firsthand Funds and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on December 10, 1997. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation,

2 .SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION

Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust.

SHARE VALUATION

The net asset value per share is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearst cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES

The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended December 31, 1999, were as follows:

                         PURCHASES                SALES

U.S. Government          $ -                     $ -
                         -------------------     -----------------
Other                    $12,616,110             $4,704,231

At December 31, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                                  $3,145,066
(Depreciation)                                                 (383,877)
Net appreciation of investments                               $2,761,189
                                                              ----------------

At December 31, 1999, the cost of investments for federal income tax purposes was $15,227,689.

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (3) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser received from the Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

An advisory fee was not collected for the time period of September 9, 1999 through October 10, 1999 due to the conversion of the Adviser from Interactive Research Advisors, Inc. to Ingenuity Capital Management.

The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to the Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of 0.45% of the Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Adviser has retained Firstar Mutual Funds Services, LLC (the Transfer Agent) to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Adviser in providing executive, administrative and regulatory services to the Fund. The Adviser (not the Fund) pays the Transfer Agent's fees for these services.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
MEDICAL SPECIALISTS FUND

LOS ALTOS, CALIFORNIA

We have audited the accompanying statements of assets and liabilities of the Medical Specialists Fund, a series of shares of the Firsthand Funds, including the portfolio of investments as of December 31, 1999, and the related statements of operations for the period then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the year then ended and the period from December 10, 1997 to December 31, 1997. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Medical Specialists Fund as of December 31, 1999, the results of operations for the period then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the year then ended and the period from December l0, 1997 to December 31, 1997, and are in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
February 9, 200O

Medical Specialists Fund

This report, and the financial statements contained in the report are provided for the general information of the shareholders of the Medical Specialists Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus. For more information regarding the Fund, including charges and expenses, visit our website at www.ingenuitycapital.com or call 1.888.884.8482 for a free prospectus.

Please read it carefully before you invest or send money.

INVESTMENT ADVISER
Ingenuity Capital Management LLC
26888 Almaden Court
Los Altos, CA 94022

TRANSFER AGENT/ADMINISTRATOR
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 5320 l-0701
(Toll-Free) l-888-884-8482

DISTRIBUTOR
Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY 10605